SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 1998

                                VERSATILITY INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                 0-21793                 52-1214354
        (State or other     (Commission File Number)   (IRS Employer Id. No.)
        jurisdiction of
         incorporation)

   11781 Lee Jackson Memorial Highway, Seventh Floor, Fairfax, Virginia 22033
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (703) 591-2900

Item 5.  Other Events.

         On November 19, 1998, Versatility issued a press release announcing that at a Special Meeting of the Stockholders held on November 18, 1998, the stockholders of Versatility voted to adopt and approve the Agreement and Plan of Merger, whereby Versatility would become a wholly-owned subsidiary of Oracle Corporation. The press release is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

         Exhibit
         Number   Description

         99.1     Press release dated November 19, 1998

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VERSATILITY INC.

Dated: November 19, 1998                             By:  /s/ Kenneth T. Nelson
                                                        -----------------------
                                                         Kenneth T. Nelson
                                                         Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit
         Number   Description

         99.1     Press release dated November 19, 1998